UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2010
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Parkway		78259-1828
San Antonio, Texas (Address of principal executive offices)		(Zip Code)
(210) 626-6000
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Tesoro Corporation (or the “Company”) on March 30, 2010 issued a press release announcing Mr. Greg Goff has been elected by the Board of Directors to be the company’s new President and Chief Executive Officer effective May 1, 2010, replacing Bruce Smith, who will retire from those roles on that date. Mr. Smith will continue as Chairman of the Board until the Company’s annual meeting on June 4. At that time, Mr. Steven Grapstein, currently Lead Director, will assume the role of non-executive Chairman. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release issued on March 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 30, 2010

TESORO CORPORATION
By:	/s/ D. JEFFREY HAFFNER
D. Jeffrey Haffner
Associate General Counsel — Corporate, Assistant Secretary

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